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                     Prospectus Supplement - April 28, 2006*
        RiverSource Small Company Index Fund (March 31, 2006) S-6357-99 R

The Fees and Expenses section has been revised as follows:

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)

                                                                Class A           Class B          Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                              5.75%            none              none
----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)          none(b)          5%                none
----------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                    Class A           Class B          Class Y

 Management fees                                                 0.34%             0.34%            0.34%

 Distribution (12b-1) fees                                       0.25%             1.00%            0.00%

 Other expenses(c)                                               0.33%             0.35%            0.41%

 Total                                                           0.92%             1.69%            0.75%

 Fee waiver/expense reimbursement                                0.11%             0.11%            0.11%

 Net expenses(d)                                                 0.81%             1.58%            0.64%


(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory and, for Class Y shares, a shareholder service fee.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses from Feb. 1, 2006 until Jan. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.81% for Class A; 1.58% for Class B and 0.64% for Class Y.

The rest of this section remains unchanged.



S-6357-1 A (4/06)

*Valid until next prospectus update